UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



            Date of Report (Date of earliest reported)  June 15, 2005
                                                       ---------------

                            American River Bankshares
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



         California                     0-31525                  68-0352144
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(State or other jurisdiction          (Commission              (IRS Employer
     Of incorporation)                File Number)           Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California           95815
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code            (916) 565-6100
                                                             ----------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       The Index to Exhibits is on Page 3

Item 8.01. Other Events

Registrant issued a press release June 15, 2005 announcing a $0.13 cash dividend. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

         (99.1)   Press release dated June 15, 2005




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
June 15, 2005                       Mitchell A. Derenzo, Chief Financial Officer

                               INDEX TO EXHIBITS

Exhibit No.            Description                                         Page
-----------            -----------                                         ----

  99.1                 Press release of American River                      4
                       Bankshares dated June 15, 2005